Exhibit 10.19

FIRST OMNIBUS AMENDMENT TO CREDIT AGREEMENTS

This FIRST OMNIBUS AMENDMENT TO CREDIT AGREEMENTS (this “Amendment”) dated as of May 13, 2011, is among KKR NR Investors I L.P., KFN NR Investors L.P., and KKR NR Investors I-A L.P., each individually as a borrower (each, a “Borrower”), the Lenders under each of the Credit Agreements described below that are party hereto (including Morgan Stanley Bank, N.A. (“New Lender”), which joins each Credit Agreement effective as of the Amendment Effective Date by its execution of this Amendment pursuant to Section 4 hereof), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under each of the Credit Agreements described below (in such capacities under each Credit Agreement, the “Administrative Agent”) for the Lenders, and JPMorgan Chase Bank, N.A., as letter of credit issuing bank under each of the Credit Agreements described below (in such capacities under each Credit Agreement, the “Issuer”).

PRELIMINARY STATEMENT

A.            Each Borrower, the Administrative Agent, the Issuer and certain other parties, as lenders, have entered into those three certain Credit Agreements dated as of November 5, 2010 (each, respectively, as amended, modified or otherwise supplemented from time to time prior to the date hereof, a “Credit Agreement”).

B.            Each Borrower has notified the Administrative Agent and the Lenders under its respective Credit Agreement that the Borrowers, as purchasers, and Carrizo Oil & Gas, Inc. and CLLR, Inc., as sellers (collectively, “Carrizo”), have entered into a certain Purchase and Sale Agreement dated as of April 22, 2011 (the “Carrizo PSA”), pursuant to which each Borrower will acquire undivided working and net revenue interests in a group of oil, gas and related assets from Carrizo (the acquisition transaction contemplated therein, the “Carrizo Acquisition”).

C.            Each Borrower has provided to the Administrative Agent and the Lenders (x) in accordance with Section 9.14(a) of each Credit Agreement a reserve report dated as of December 31, 2010, together with supplemental reserve information, with respect to the Borrowers’ existing Oil and Gas Properties prepared by Netherland, Sewell & Associates, Inc. (the “Regular Spring 2011 Reserve Report”) and (y) an internally prepared reserve report and supplemental reserve information prepared by Premier Natural Resources LLC with respect to the Oil and Gas Properties to be acquired under the Carrizo Acquisition (the “Carrizo Reserve Report”), and has requested that the aggregate Borrowing Base under the Credit Agreements be increased upon the effectiveness of this Amendment and the consummation of the Carrizo Acquisition to $170,000,000, with the Borrowing Base under each Credit Agreement being increased to the amount set forth in Row A under the name of the applicable Borrower on Annex I hereto.

D.            The Administrative Agent and the Lenders have determined based on the Regular Spring 2011 Reserve Report and the Carrizo Reserve Report that, subject to the conditions set forth in Section 6 hereof, the Borrowing Bases under each respective Credit Agreement should be increased to the amounts described above.

E.             Each Borrower has requested that certain additional amendments and modifications be made to its respective Credit Agreement, subject to the terms and conditions of this Amendment, and each of the Lenders and the Administrative Agent have entered into this Amendment with each Borrower in order to effectuate such amendments and modifications to each Credit Agreement, all as set forth herein.

F.             Each Borrower has requested that New Lender join each Credit Agreement as a Lender party thereto from and after the Amendment Effective Date by its execution and delivery of this Amendment, and each Borrower has requested that the Administrative Agent and each Issuing Bank confirm and acknowledge New Lender as a party to each Credit Agreement.

G.            Each Borrower has requested that Bank of Montreal increase its Commitments under the Credit Agreements by $2,500,000 in the aggregate from and after the Amendment Effective Date by its execution and delivery of this Amendment.

H.            From and after giving effect to the joinder of New Lender and its Commitments under the Credit Agreements and the increase by Bank of Montreal of its Commitments under the Credit Agreements, each of New Lender and each existing Lender will have, as of the Amendment Effective Date, the Commitments set forth opposite the name of New Lender and each existing Lender under each Credit Agreement as set forth on Annex II (with respect to KKR NR Investors I L.P.), Annex III (with respect to KKR NR Investors I-A L.P.) and Annex IV(with respect to KFN NR Investors L.P.).

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.               Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has, with respect to each Credit Agreement, the meaning assigned to such term in such Credit Agreement.

Section 2.               Amendments to Each Credit Agreement Upon Amendment Effective Date.  On the Amendment Effective Date, each Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of each Credit Agreement is hereby amended by inserting in the alphabetically appropriate place therein the defined term “Borrowing Base Required Lenders”:

“              “Borrowing Base Required Lenders” shall mean, at any date, (a) Lenders having or holding at least 95% of the Adjusted Total Commitment at such date or (b) if the Total Commitment has been terminated, Lenders having or holding at least 95% of the outstanding principal amount of the Loans and Letter of Credit Exposure (excluding the Loans and Letter of Credit Exposure of Defaulting Lenders) in the aggregate at such date.”

(b)           Section 1.1 of each Credit Agreement is hereby further amended by deleting the words “Lender’s Facility Commitment or Facility Credit Exposure under any” from the defined term “Facility Required Percentage”.

(c)           Section 1.1 of each Credit Agreement is hereby further amended by deleting the phrase “, excluding however, Investments in any Person other than a Restricted Subsidiary” from the defined term “Industry Investment”.

(d)           Section 1.1 of each Credit Agreement is hereby further amended by deleting the stated dollar amount in the definition of “Letter of Credit Commitment” therein and inserting in place thereof the maximum Letter of Credit Commitments set forth in Row B under the name of the applicable Borrower on Annex I hereto.

(e)           Section 1.1 of each Credit Agreement is hereby further amended by deleting therefrom the defined term “Perfection Certificate” and the form thereof attached to each Credit Agreement as Exhibit H thereto is hereby deleted from each such Credit Agreement.

(f)            Section 1.1 of each Credit Agreement is hereby further amended by inserting in clause (d) of the definition of “Permitted Lien” the words “plugging and abandonment obligations” after the words “statutory obligations” therein.

(g)           Section 1.1 of each Credit Agreement is hereby further amended by deleting the stated dollar amount in clause (i) of the first proviso in the definition of “Pro Forma Adjustment” therein and inserting in place thereof the dollar amount set forth in Row C under the name of the applicable Borrower on Annex I hereto.

(h)           Section 2.14(c)(iii) and (d) of each Credit Agreement is hereby amended by deleting each reference therein to “all of the Lenders” and inserting in place thereof the words “the Borrowing Base Required Lenders”.

(i)            Section 2.16(b)(i) of each Credit Agreement is hereby amended by deleting the stated dollar amounts in respect of the minimum amount and the maximum amount of the increases in the Total Commitments therein and inserting in place thereof the stated dollar amounts set forth in Row D and Row E, respectively, under the name of the applicable Borrower on Annex I hereto.

(j)            The last sentence of Section 9.1(c)(ii) of each Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“At the time of the delivery of the financial statements provided for in Section 9.1(a), a certificate of an Authorized Officer of the Borrower setting forth in reasonable detail the Applicable Equity Amount as at the end of the fiscal year to which such financial statements are applicable.”

(k)           Section 9.11(b)(ii) of each Credit Agreement is hereby amended by deleting the stated dollar amount therein and inserting in place thereof the stated dollar amount set forth in Row F under the name of the applicable Borrower on Annex I hereto.

(l)            Section 10.1(d) of each Credit Agreement is hereby amended by deleting the stated dollar amount set forth in clause (C) of the proviso therein and inserting in place thereof the stated dollar amount set forth in Row G under the name of the applicable Borrower on Annex I hereto.

(m)          Section 10.1(f)(i) of each Credit Agreement is hereby amended by deleting the stated dollar amount therein and inserting in place thereof the stated dollar amount set forth in Row H under the name of the applicable Borrower on Annex I hereto.

(n)           Section 10.1(j)(i)(E) of each Credit Agreement is hereby amended by deleting the stated dollar amount therein and inserting in place thereof the stated dollar amount set forth in Row I under the name of the applicable Borrower on Annex I hereto.

(o)           Section 10.1(n) of each Credit Agreement is hereby amended by deleting the stated dollar amount therein and inserting in place thereof the stated dollar amount set forth in Row J under the name of the applicable Borrower on Annex I hereto.

(p)           Section 10.1(o) of each Credit Agreement is hereby amended by deleting the stated dollar amount therein and inserting in place thereof the stated dollar amount set forth in Row K under the name of the applicable Borrower on Annex I hereto.

(q)           Sections 10.2(d)(i) and (ii) and 10.2(r) of each Credit Agreement are hereby amended by deleting the stated dollar amounts therein and inserting in place thereof the stated dollar amounts set forth in Row L under the name of the applicable Borrower on Annex I hereto.

(r)            Section 10.5 of each Credit Agreement is hereby amended by deleting the stated dollar amounts in the second proviso of clause (c) thereof and subclause (A) of clause (g) thereof, and inserting in place thereof the stated dollar amounts set forth in Row M under the name of the applicable Borrower on Annex I hereto.

(s)           Section 10.5 of each Credit Agreement is hereby amended by deleting the words “or Industry Investments” in clause (h) thereof and by inserting the words “other similar industry investments” in clause (r) thereof after the words “or other area of mutual interest agreements”.

(t)            Section 10.5 of each Credit Agreement is hereby further amended by deleting the stated dollar amount in subclause (A)(1) of clause (i) thereof, and inserting in place thereof the stated dollar amount set forth in Row N under the name of the applicable Borrower on Annex I hereto.

(u)           Sections 10.6(b)(i)(A) and (b)(ii) and 10.6(f) of each Credit Agreement are hereby amended by deleting the stated dollar amounts therein and inserting in place thereof the stated dollar amounts set forth in Row O under the name of the applicable Borrower on Annex I hereto.

(v)           Section 10.10 of each Credit Agreement is hereby amended by inserting therein (immediately following each clause (d) therein) the following new clause (e), which shall provide as follows:

“(e)         For purposes of entering into or maintaining Ongoing Hedges under Section 10.10(a) and Section 10.10(b), respectively, forecasts of reasonably anticipated Hydrocarbon production from the Credit Parties’ total Proved Reserves based upon the most recent Reserve Report delivered pursuant to Section 9.14(a) shall be revised to account for any increase or decrease therein anticipated because of information obtained by Borrower or any other Credit Party subsequent to the publication of such Reserve Report including the Borrower’s or any other Credit Party’s internal forecasts of production decline rates for existing wells and additions to or deletions from anticipated future production from new wells and acquisitions coming on stream or failing to come on stream.”

(w)          Section 11.4(a)(i) and Section 11.9(A) of each Credit Agreement are hereby amended by deleting the stated dollar amounts therein and inserting in place thereof the stated dollar amounts set forth in Row P under the name of the applicable Borrower on Annex I hereto.

(x)            Section 13.1 of each Credit Agreement is hereby amended by (x) deleting the words “or “Required Lenders”” in clause (b)(ii) thereof and inserting “‘Required Lenders’ or ‘Borrowing Base Required Lenders’” in place thereof and (y) deleting both instances of the words “consent of each Lender” in clause (b)(viii) thereof and inserting the words “Borrowing Base Required Lenders” in place thereof.

(y)           Section 13.6(b) of each Credit Agreement is hereby amended by deleting the stated dollar amount in subclause (ii)(A) thereof and inserting in place thereof the stated dollar amount set forth in Row Q under the name of the applicable Borrower on Annex I hereto.

(z)            Schedule 1.1(a) of each Credit Agreement is hereby deleted in its entirety and the commitment schedule for the Credit Agreement of each respective Borrower is amended and restated to provide as set forth on Annex II, Annex III and Annex IV attached hereto with respect to the applicable Borrower named thereon.

Section 3.               Redetermination of the Borrowing Base.

(a)           Redetermination of Borrowing Bases.  On the Amendment Effective Date, and until further adjusted, if at all, pursuant to clause (b) below, or the next redetermination of the Borrowing Base in accordance with the provisions of Section 2.14 of each Credit Agreement or otherwise, the amount of the Borrowing Base under each Borrower’s Credit Agreement shall be the amount set forth in Row A under the name of the applicable Borrower on Annex I hereto.

(b)           Reduction of Borrowing Bases Associated with Failure to Enter into Hedges.  On or before July 31, 2011, each Borrower agrees to use its commercially reasonable efforts to enter into commodity hedging contracts for a period of at least thirty-six (36) months for notional volumes equaling at least 75% of the reasonably anticipated projected production from the total proved developed producing oil and gas reserves (with respect to crude and gas volumes only) attributable to the Oil and Gas properties acquired under the Carrizo Acquisition (collectively, the “Carrizo Minimum Hedges”).  Each Borrower’s respective Borrowing Base will automatically be decreased by the amounts set forth in Row R under the name of the applicable Borrower on Annex I hereto if a Borrower fails to enter into its respective Carrizo Minimum Hedge; provided, however, that if a Borrower enters into any hedges by July 31, 2011, then the automatic decrease in such Borrower’s Borrowing Base will only be in an amount equal to the product of the aforementioned applicable decrease multiplied by the fraction where the numerator is (A) the amount of the applicable Carrizo Minimum Hedge minus (B) the actual hedges entered into, and the denominator is the applicable Carrizo Minimum Hedge.  Each Borrower agrees to use its commercially reasonable efforts to enter into its respective hedges at fair market prices (as such are adjusted for appropriate liquidity, credit and other charges).  However, for the avoidance of doubt, there shall be no downward adjustment to any Borrower’s Borrowing Base as a result of the actual commodity price(s) of such hedges.

(c)           Stipulations Regarding Redeterminations.  Each Borrower, on the one hand, and the Administrative Agent and the Lenders party to each respective Credit Agreement, on the other hand, agree that the redeterminations of the Borrowing Bases pursuant to Section 3(a) hereof shall constitute the regularly scheduled Spring 2011 redetermination of the Borrowing Base pursuant to Section 2.14(b) of such Credit Agreement and, furthermore, that in no event shall any redetermination or adjustment of the Borrowing Base pursuant to this Section 3 constitute an Interim Redetermination of the Borrowing Base pursuant to Section 2.14(b) of the Credit Agreement.

Section 4.               Joinder and Commitment of New Lender; Commitment Increase By Bank of Montreal.  By its execution and delivery hereof:

(a)           The New Lender hereby agrees (i) to become a Lender under each Credit Agreement as of the Amendment Effective Date with a Commitment under each Credit Agreement in the amounts set forth on each amended and restated Schedule 1.1(a) attached hereto as Annex II, Annex III and Annex IV with respect to the Borrower named thereon and (ii) that it shall be deemed to be, and hereby becomes as of the Amendment Effective Date, a party in all respect to each Credit Agreement and the other Credit Documents to which the Lenders are party.

(b)           The New Lender (a) represents and warrants as of the Amendment Effective Date that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated by this Section 4 and to become a Lender under each Credit Agreement, (ii) from and after the Amendment Effective Date, it shall be bound by the provisions of each Credit Agreement and, to the extent of its Commitment under each Credit Agreement, shall have the obligations of a Lender thereunder, (iii) it has received a copy of each Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into each Credit Agreement (and this

Amendment) on the basis of which it has made such analysis and decision, and (iv) if it is a Non-U.S. Lender, it has provided to the Administrative Agent documentation required to be delivered by it pursuant to the terms of any Credit Agreement, duly completed and executed by the New Lender, and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

(c)           Bank of Montreal agrees to increase its Commitments under the Credit Agreements by $2,500,000 in the aggregate as of the Amendment Effective Date such that, from and after the Amendment Effective Date, Bank of Montreal’s Commitment under each Credit Agreement shall be as set forth on each amended and restated Schedule 1.1(a) attached hereto as Annex II, Annex III and Annex IV with respect to the Borrower named thereon.

(d)           To the extent that any Loans or Letter of Credit Exposure is outstanding on the Amendment Effective Date, each existing Lender (other than Bank of Montreal) shall, and does hereby, assign (severally and not jointly) to New Lender and Bank of Montreal, and New Lender and Bank of Montreal shall, and each does hereby purchase and assume (severally and not jointly) from each existing Lender (other than Bank of Montreal), an undivided amount of the outstanding Loans under each Credit Agreement and the Letter of Credit Exposure under each Credit Agreement such that, after giving effect to the addition of the New Lender’s Commitments under each Credit Agreement and Bank of Montreal’s increase in its Commitments under each Credit Agreement, in each case pursuant to this Amendment, each existing Lender (including Bank of Montreal) and New Lender will hold Loans and Letter of Credit Exposure in accordance with their respective Commitment Percentages (as determined after giving effect to the Amendment and the satisfaction of the conditions set forth in Section 6 hereof).  The New Lender and Bank of Montreal shall promptly pay to the Administrative Agent for the account of each existing Lender (other than Bank of Montreal) an amount sufficient to effectuate the purchase of outstanding Loans from each existing Lender (other than Bank of Montreal).

Section 5.               Ratification.  Each Borrower (as to itself and its applicable Credit Parties) hereby (a) ratifies and confirms all of the Obligations under its respective Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, all Obligations thereunder, and (b) represents and warrants to the Lenders party to its Credit Agreement that as of the Amendment Effective Date:  (i) all of the representations and warranties contained in the Credit Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 6.               Effectiveness.  This Amendment and the adjustments to the Borrowing Base for each Credit Agreement described in Section 3(a) hereof shall become effective if each of the conditions set forth in this Section 6 is satisfied or waived on or prior to June 15, 2011 (such date, the “Amendment Effective Date”):

(a)           The Administrative Agent shall have received duly executed counterparts of this Amendment from each Borrower, each Guarantor under a Credit Agreement, the Administrative Agent, the Issuer and each Lender (including New Lender).

(b)           With respect to each Credit Agreement, the Borrower and its respective Guarantor shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment each Borrower and its respective Guarantor does hereby confirm and acknowledge to the Administrative Agent, the Issuer and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company or partnership action, as applicable, on the part of such Credit Party, (ii) such Borrower’s Credit Agreement and each other Credit Document to which it or any of its Subsidiaries is a party constitute valid and legally binding agreements enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity and (iii) no Default or Event of Default exists under such Borrower’s Credit Agreement or any of the other Credit Documents.

(c)           The Administrative Agent shall have received evidence that the Borrowers or a Credit Party owned by each respective Borrower has acquired, or will acquire upon the application of the proceeds of Loans, pursuant to the Carrizo PSA title in the aggregate to Oil and Gas Properties included in the Carrizo Reserve Report equal to or exceeding 95% of the PV-9 of all of the Oil and Gas Properties included in the Carrizo Reserve Report, consistent with usual and customary standards for the geographic regions in which such Oil and Gas Properties are located, free of any Liens other than Permitted Liens and Liens in favor of the Collateral Agent.

(d)           The Administrative Agent shall have received a certificate of an Authorized Officer of each Borrower (i) certifying that such Borrower or a Credit Party owned by such Borrower is concurrently consummating the acquisition contemplated by the Carrizo PSA substantially in accordance with its terms, (ii) identifying which Oil and Gas Properties included in the Carrizo Reserve Report have not been acquired and the cumulative PV-9 of such excluded properties, (iii) certifying as to the final purchase price to be paid under the Carrizo PSA after giving effect to all adjustments as of the closing date for such acquisition, and specifying, by category, the amount of such adjustment and (iv) that attached thereto is a true and complete executed copy of the Carrizo PSA and each conveyance document pursuant to which such Borrower or an applicable Credit Party has acquired such Oil and Gas Properties.

(e)           The Borrowers shall have delivered to the Administrative Agent, or cause to be delivered by the applicable Credit Party, documents and instruments, including Uniform Commercial Code or other applicable personal property and financing statements, reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by any Security Document and perfect such Liens to the extent required by, and with the priority required by, such Security Document, consistent with usual and customary standards for the geographic regions in which the Oil and Gas Properties acquired pursuant to the Carrizo PSA are located, sufficient to comply with the Collateral Coverage Minimum on a pro forma after giving effect to such acquisition.

(f)            After giving effect to the increases in the Borrowing Bases  contemplated by Section 3 hereof and the making of the Loans to be made on the date of the consummation of the Carrizo Acquisition, if any, and the application of the proceeds thereof, each Borrower shall have Liquidity of not less than the amount set forth in Row S under the name of the applicable Borrower on Annex I hereto.

Section 7.               Upfront Fees.  Concurrently with the consummation of the Carrizo Acquisition and the increase in the Borrowing Bases under the Credit Agreement pursuant to Section 3(a) hereof, each Borrower agrees to pay to the Administrative Agent for the account of each Lender (including New Lender) the amounts set forth on Annex V attached hereto.

Section 8.               Acknowledgment By Guarantors.  Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of this Amendment, (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Credit Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing and (b) it has reviewed a copy of the Amendment.

Section 9.               Governing Law.  THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW).

Section 10.             Miscellaneous.  (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and

(d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11.             Severability.  Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid.

Section 12.             Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Issuer, the Lenders and the applicable Borrower and their respective successors and assigns.

Section 13.             Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Section 14.             Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 15.             Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.

With Respect to the Credit Agreement dated as of November 5, 2010 among KKR NR Investors I L.P., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and letter of credit issuer, and the Lenders and other parties thereto

KKR NR INVESTORS I L.P.,
as a Borrower

By: KKR NR Investors I GP LLC,
its general partner

By:	/s/ Jonathan Smidt
Name:	Jonathan Smidt
Title:	Vice President

KKR NR I MINERAL HOLDINGS LLC,
as a Guarantor

By:	/s/ Jonathan Smidt
Name:	Jonathan Smidt
Title:	Vice President

With Respect to the Credit Agreement dated as of November 5, 2010 among KKR NR Investors I-A L.P., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and letter of credit issuer, and the Lenders and other parties thereto

KKR NR INVESTORS I-A L.P.,
as a Borrower

By: KKR NR Investors I-A GP LLC,
its general partner

By:	/s/ Jonathan Smidt
Name:	Jonathan Smidt
Title:	Vice President

KKR NR I-A MINERAL HOLDINGS LLC,
as a Guarantor

By:	/s/ Jonathan Smidt
Name:	Jonathan Smidt
Title:	Vice President

With Respect to the Credit Agreement dated as of November 5, 2010 among KFN NR Investors L.P., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and letter of credit issuer, and the Lenders and other parties thereto

KFN NR INVESTORS L.P.,
as Borrower

By: KFN NR Investors GP LLC,
its general partner

By:	/s/ Jonathan Smidt
Name:	Jonathan Smidt
Title:	Vice President

KFN NR MINERAL HOLDINGS LLC,
as a Guarantor

By:	/s/ Jonathan Smidt
Name:	Jonathan Smidt
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender under each Credit Agreement

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

BANK OF AMERICA, N.A.,
as a Lender under each Credit Agreement

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

BANK OF MONTREAL,
as a Lender under each Credit Agreement

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender under each Credit Agreement

By:	/s/ Anna Ostrovsky
Name:	Anna Ostrovsky
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as a Lender under each Credit Agreement

By:	/s/ Sherrese Clarke
Name:	Sherrese Clarke
Title:	Authorized Signatory

Annex I

Borrower		Aggregate Amount for All Credit Agreements (for Information Only)	KKR NR Investors I L.P.	KKR NR Investors I-A L.P.	KFN NR Investors L.P.
Row A	Borrowing Base Upon Satisfaction of Section 6 of Amendment with respect to the Carrizo Acquisition:	$170,000,000.00	$98,041,000.00	$17,897,000.00	$54,062,000.00
Row B	Section 1.1 - “Letter of Credit Commitment” Amounts	$50,000,000.00	$28,836,000.00	$5,264,000.00	$15,900,000.00
Row C	Section 1.1 — “Pro Forma Adjustment” Amounts	$2,500,000.00	$1,442,000.00	$263,000.00	$795,000.00
Row D	Section 2.16(b) — Minimum Commitment Increase Amounts	$10,000,000.00	$5,767,000.00	$1,053,000.00	$3,180,000.00
Row E	Section 2.16(b) — Maximum Commitment Increase Amounts	$1,000,000,000.00	$576,712,000.00	$105,276,000.00	$318,012,000.00
Row F	Section 9.11(b)(ii)	$5,000,000.00	$2,884,000.00	$526,000.00	$1,590,000.00
Row G	Section 10.1(d)	$2,000,000.00	$1,153,000.00	$211,000.00	$636,000.00
Row H	Section 10.1(f)(i)	$5,000,000.00	$2,884,000.00	$526,000.00	$1,590,000.00
Row I	Section 10.1(j)(i)(E)	$5,000,000.00	$2,884,000.00	$526,000.00	$1,590,000.00
Row J	Section 10.1(n)	$5,000,000.00	$2,884,000.00	$526,000.00	$1,590,000.00
Row K	Section 10.1(o)	$200,000,000.00	$115,343,000.00	$21,055,000.00	$63,602,000.00
Row L	Section 10.2(d)(i)	$1,000,000.00	$577,000.00	$105,000.00	$318,000.00
	Section 10.2(d)(ii)	$2,000,000.00	$1,153,000.00	$211,000.00	$636,000.00
	Section 10.2(r)	$3,750,000.00	$2,163,000.00	$395,000.00	$1,192,000.00

Annex I - 1

Row M	Section 10.5(c) & (g)	$5,000,000.00	$2,884,000.00	$526,000.00	$1,590,000.00
Row N	Section 10.5(i)	$10,000,000.00	$5,767,000.00	$1,053,000.00	$3,180,000.00
Row O	Section 10.6(b)(i)(A)	$2,500,000.00	$1,442,000.00	$263,000.00	$795,000.00
		$(5,000,000.00)	$(2,884,000.00)	$(526,000.00)	$(1,590,000.00)
	Section 10.6(b)(ii)	$1,250,000.00	$721,000.00	$132,000.00	$397,000.00
	Section 10.6(f)	$1,000,000.00	$577,000.00	$105,000.00	$318,000.00
Row P	Section 11.4(a)(i) & 11.9(A)	$7,500,000.00	$4,325,000.00	$790,000.00	$2,385,000.00
Row Q	Section 13.6(b)(ii)(A)	$2,500,000.00	$1,442,000.00	$263,000.00	$795,000.00
Row R	Incremental Borrowing Base Decrease Amounts Upon Failure to Enter into Carrizo Minimum Hedge with respect to Carrizo Properties (per Section 3(b) of Amendment)	$5,000,000.00	$2,884,000.00	$526,000.00	$1,590,000.00
Row S	Required Minimum Liquidity Upon Consummation of Carrizo Acquisition (per Section 6(f) of Amendment)	$10,000,000.00	$5,767,000.00	$1,053,000.00	$3,180,000.00

Annex I - 2

Annex II

KKR NR Investors I, L.P.

Schedule 1.1(a) — Commitments

Lender	Commitment	Percentage
JPMorgan Chase Bank, N.A.	$48,059,477.12	32.679739%
Bank of America, N.A.	$48,059,477.12	32.679739%
Bank of Montreal	$48,059,477.12	32.679739%
Goldman Sachs Lending Partners LLC	$1,441,784.32	0.980392%
Morgan Stanley Bank, N.A.	$1,441,784.32	0.980392%
Total	$147,062,000.00	100.000000%

Annex II

Annex III

KKR NR Investors I-A, L.P.

Schedule 1.1(a) — Commitments

Lender	Commitment	Percentage
JPMorgan Chase Bank, N.A.	$8,772,875.82	32.679739%
Bank of America, N.A.	$8,772,875.82	32.679739%
Bank of Montreal	$8,772,875.82	32.679739%
Goldman Sachs Lending Partners LLC	$263,186.27	0.980392%
Morgan Stanley Bank, N.A.	$263,186.27	0.980392%
Total	$26,845,000.00	100.000000%

Annex III

Annex IV

KFN NR Investors, L.P.

Schedule 1.1(a) — Commitments

Lender	Commitment	Percentage
JPMorgan Chase Bank, N.A.	$26,500,980.40	32.679739%
Bank of America, N.A.	$26,500,980.39	32.679739%
Bank of Montreal	$26,500,980.39	32.679739%
Goldman Sachs Lending Partners LLC	$795,029.41	0.980392%
Morgan Stanley Bank, N.A.	$795,029.41	0.980392%
Total	$81,093,000.00	100.000000%

Annex IV

Annex V

Fees Payable to Lenders Upon Increase in Borrowing Base

Lender	KKR NR Investors I, L.P.	KKR NR Investors I-A, L.P.	KFN NR Investors, L.P.	Total
JPMorgan Chase Bank, N.A.	$33,674.07	$10,090.20	$72,902.40	$116,666.67
Bank of America, N.A.	$33,674.07	$10,090.20	$72,902.40	$116,666.67
Bank of Montreal	$33,674.06	$10,090.20	$72,902.40	$116,666.66
Goldman Sachs Lending Partners LLC	$7,208.90	$1,315.96	$3,975.14	$12,500.00
Morgan Stanley Bank, N.A.	$7,208.90	$1,315.96	$3,975.14	$12,500.00
Total	$115,440.00	$32,902.52	$226,657.48	$375,000.00

Annex V